                                                                    EXHIBIT 99.1

                             FOREST OIL CORPORATION

                     CONDENSED CONSOLIDATED BALANCE SHEETS

                                  (UNAUDITED)

                                                              SEPTEMBER 30,    DECEMBER 31,
                                                                   2001            2000
                                                              --------------   -------------
                                                                      (IN THOUSANDS)
                                           ASSETS
Current assets:
  Cash and cash equivalents.................................    $    4,500          14,003
  Accounts receivable.......................................       169,221         203,245
  Derivative instruments....................................        34,237              --
  Other current assets......................................        34,523          21,580
                                                                ----------       ---------
    Total current assets....................................       242,481         238,828

Net property and equipment, at cost.........................     1,572,249       1,359,756
Deferred income taxes.......................................        46,922         119,300
Goodwill and other intangible assets, net...................        17,089          19,412
Other assets................................................        20,408          15,082
                                                                ----------       ---------
                                                                $1,899,149       1,752,378
                                                                ==========       =========

                            LIABILITIES AND SHAREHOLDERS' EQUITY
Current liabilities:
  Accounts payable..........................................    $  203,066         192,200
  Accrued interest..........................................         6,842          11,436
  Current portion of deferred tax liability.................        10,534              --
  Other current liabilities.................................        20,003          36,301
                                                                ----------       ---------
    Total current liabilities...............................       240,445         239,937

Long-term debt..............................................       655,748         622,234
Other liabilities...........................................        15,528          16,376
Deferred income taxes.......................................        18,106          14,865
Shareholders' equity:
  Common stock..............................................         4,882           4,840
  Capital surplus...........................................     1,152,982       1,139,136
  Accumulated deficit.......................................      (136,153)       (269,567)
  Accumulated other comprehensive gain (loss)...............         3,779         (12,177)
  Treasury stock, at cost...................................       (56,168)         (3,266)
                                                                ----------       ---------
    Total shareholders' equity..............................       969,322         858,966
                                                                ----------       ---------
                                                                $1,899,149       1,752,378
                                                                ==========       =========

     See accompanying notes to condensed consolidated financial statements.

                             FOREST OIL CORPORATION

         CONDENSED CONSOLIDATED STATEMENTS OF PRODUCTION AND OPERATIONS

                                  (UNAUDITED)

                                                                  THREE MONTHS ENDED               NINE MONTHS ENDED
                                                                     SEPTEMBER 30,                   SEPTEMBER 30,
                                                             -----------------------------   -----------------------------
                                                                 2001            2000            2001            2000
                                                             -------------   -------------   -------------   -------------
                                                                (IN THOUSANDS EXCEPT PRODUCTION AND PER SHARE AMOUNTS)
PRODUCTION
  Natural gas (mmcf).......................................      26,811          28,884          83,311          84,053
                                                               ========         =======         =======         =======
  Oil, condensate and natural gas liquids (thousands of
    barrels)...............................................       2,724           2,873           7,785           8,612
                                                               ========         =======         =======         =======
STATEMENTS OF CONSOLIDATED OPERATIONS
  Revenue:
    Marketing and processing...............................    $ 55,371          67,546         253,941         170,691
    Oil and gas sales:
      Gas..................................................      82,167          91,869         397,775         242,744
      Oil, condensate and natural gas liquids..............      63,575          71,070         192,944         191,342
                                                               --------         -------         -------         -------
        Total oil and gas sales............................     145,742         162,939         590,719         434,086
                                                               --------         -------         -------         -------
          Total revenue....................................     201,113         230,485         844,660         604,777

  Operating expenses:
    Marketing and processing...............................      54,494          67,162         251,441         168,282
    Oil and gas production.................................      52,434          35,317         136,605         101,067
    General and administrative.............................       7,750           7,652          21,032          25,717
    Merger and seismic licensing expense...................       3,763              --           8,261              --
    Depreciation and depletion.............................      60,381          53,029         174,321         153,738
                                                               --------         -------         -------         -------
          Total operating expenses.........................     178,822         163,160         591,660         448,804
                                                               --------         -------         -------         -------
Earnings from operations...................................      22,291          67,325         253,000         155,973
Other income and expense:
    Other (income) expense, net............................         685              46           1,868          (2,000)
    Interest expense.......................................      12,270          14,411          37,763          42,659
    Translation loss on subordinated debt..................       5,465           2,824           7,766           7,638
    Realized gain on derivative instruments, net...........     (11,826)             --         (11,826)             --
    Unrealized (gain) loss on derivative instruments,
      net..................................................       8,881              --          (4,705)             --
                                                               --------         -------         -------         -------
          Total other income and expense...................      15,475          17,281          30,866          48,297
                                                               --------         -------         -------         -------
Earnings before income taxes and extraordinary item........       6,816          50,044         222,134         107,676
Income tax expense:
  Current..................................................         485             325           2,721             631
  Deferred.................................................       3,964          15,925          83,582          31,977
                                                               --------         -------         -------         -------
                                                                  4,449          16,250          86,303          32,608
                                                               --------         -------         -------         -------
Net earnings before extraordinary item.....................       2,367          33,794         135,831          75,068
Extraordinary loss on extinguishment of debt...............        (827)             --          (2,417)             --
                                                               --------         -------         -------         -------
Net earnings...............................................    $  1,540          33,794         133,414          75,068
                                                               ========         =======         =======         =======
Earnings attributable to common stock......................    $  1,540          32,334         133,414          72,037
                                                               ========         =======         =======         =======
Weighted average number of common shares outstanding:
  Basic....................................................      47,182          46,136          47,989          46,150
                                                               ========         =======         =======         =======
  Diluted..................................................      48,476          48,008          49,722          47,335
                                                               ========         =======         =======         =======
Basic earnings per common share:
  Earnings attributable to common stock before
    extraordinary item.....................................    $    .05             .70            2.83            1.56
  Extraordinary loss on extinguishment of debt.............        (.02)             --            (.05)             --
                                                               --------         -------         -------         -------
  Earnings attributable to common stock....................    $    .03             .70            2.78            1.56
                                                               ========         =======         =======         =======
Diluted earnings per common share:
  Earnings attributable to common stock before
    extraordinary item.....................................    $     05             .67            2.73            1.52
  Extraordinary loss on extinguishment of debt.............        (.02)             --            (.05)             --
                                                               --------         -------         -------         -------
  Earnings attributable to common stock....................    $    .03             .67            2.68            1.52
                                                               ========         =======         =======         =======

     See accompanying notes to condensed consolidated financial statements.

                             FOREST OIL CORPORATION

                CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

                                  (UNAUDITED)

                                                               NINE MONTHS ENDED
                                                                 SEPTEMBER 30,
                                                              --------------------
                                                                2001        2000
                                                              ---------   --------
                                                                 (IN THOUSANDS)
Cash flows from operating activities:
  Net earnings before extraordinary item....................  $ 135,831     75,068
  Adjustments to reconcile net earnings to net cash provided by operating activities:
    Depreciation and depletion..............................    174,321    153,738
    Amortization of deferred debt costs.....................      1,309      1,114
    Translation loss on subordinated debt...................      7,766      7,638
    Unrealized gain on derivative instruments, net..........     (4,705)        --
    Deferred income tax expense.............................     83,582     31,977
    Stock and stock option compensation.....................         --      2,570
    Other, net..............................................        (54)      (992)
    Decrease (increase) in accounts receivable..............     31,876    (30,351)
    Increase in other current assets........................    (11,102)   (30,764)
    Increase (decrease) in accounts payable.................     46,080    (10,826)
    Decrease in accrued interest and other current
      liabilities...........................................    (55,617)   (16,076)
                                                              ---------   --------
      Net cash provided by operating activities before
        reorganization item.................................    409,287    183,096
    Decrease in accrued reorganization costs................         --    (11,199)
                                                              ---------   --------
      Net cash provided by operating activities after
        reorganization item.................................    409,287    171,897

Cash flows from investing activities:
  Capital expenditures for property and equipment...........   (431,392)  (277,695)
  Proceeds from sales of assets.............................     31,846      8,577
  Increase in other assets, net.............................     (2,497)    (3,514)
                                                              ---------   --------
      Net cash used by investing activities.................   (402,043)  (272,632)

Cash flows from financing activities:
  Proceeds from bank borrowings.............................    687,986    246,907
  Repayments of bank borrowings.............................   (788,238)  (272,283)
  Issuance of 8% senior notes, net of issuance costs........    199,500         --
  Proceeds from issuance of preferred stock.................         --     38,800
  Redemption of 8 3/4% senior subordinated notes............    (67,003)    (4,630)
  Proceeds from the exercise of options and warrants........      8,261      6,291
  Purchase of treasury stock................................    (55,720)    (2,818)
  Decrease in other liabilities, net........................     (1,202)    (2,153)
                                                              ---------   --------
      Net cash provided (used) by financing activities......    (16,416)    10,114

Effect of exchange rate changes on cash.....................       (331)        24
                                                              ---------   --------
Net decrease in cash and cash equivalents...................     (9,503)   (90,597)
Cash and cash equivalents at beginning of period............     14,003     99,661
                                                              ---------   --------
Cash and cash equivalents at end of period..................  $   4,500      9,064
                                                              =========   ========
Cash paid (refunded) during the period for:
  Interest..................................................  $  35,398     72,139
  Income taxes..............................................  $   4,512     (3,404)

     See accompanying notes to condensed consolidated financial statements.

                             FOREST OIL CORPORATION

              NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

            THREE AND NINE MONTHS ENDED SEPTEMBER 30, 2001 AND 2000

                                  (UNAUDITED)

(1)  BASIS OF PRESENTATION

    The condensed consolidated financial statements included herein are unaudited. The consolidated financial statements include the accounts of Forest Oil Corporation and its consolidated subsidiaries (collectively, Forest). In the opinion of management, all adjustments, consisting of normal recurring accruals, have been made which are necessary for a fair presentation of the financial position of Forest at September 30, 2001 and the results of operations for the three and nine months ended September 30, 2001 and 2000. Quarterly results are not necessarily indicative of expected annual results because of the impact of fluctuations in prices received for liquids (oil, condensate and natural gas liquids) and natural gas and other factors. For a more complete understanding of Forest's operations and financial position, reference is made to the consolidated financial statements of Forest, and related notes thereto, filed with Forest's annual report on Form 10-K for the year ended December 31, 2000, previously filed with the Securities and Exchange Commission.

    On December 7, 2000, Forest completed its merger with Forcenergy Inc (Forcenergy). The merger was accounted for as a pooling of interests for accounting and financial reporting purposes. Under this method of accounting, the recorded assets and liabilities of Forest and Forcenergy were carried forward to the combined company at their recorded amounts, and income of the combined company includes income of Forest and Forcenergy for all periods presented.

    The components of total comprehensive income for the periods consist of net earnings, foreign currency translation, changes in the unfunded pension liability, gains (losses) on derivative instruments and unrealized gains (losses) on securities available for sale and are as follows:

                                            THREE MONTHS ENDED     NINE MONTHS ENDED
                                               SEPTEMBER 30,         SEPTEMBER 30,
                                            -------------------   -------------------
                                              2001       2000       2001       2000
                                            --------   --------   --------   --------
                                                         (IN THOUSANDS)
Net earnings..............................  $ 1,540     33,794    133,414     75,068
Other comprehensive income................   14,394        256     15,956      1,018
                                            -------     ------    -------     ------
Total comprehensive income................  $15,934     34,050    149,370     76,086
                                            =======     ======    =======     ======

(2)  NET PROPERTY AND EQUIPMENT

    Components of net property and equipment are as follows:

                                                      SEPTEMBER 30,    DECEMBER 31,
                                                           2001            2000
                                                      --------------   -------------
                                                              (IN THOUSANDS)
Oil and gas properties..............................   $ 3,399,757       3,020,778
Buildings, transportation and other equipment.......        21,697          21,399
                                                       -----------      ----------
                                                         3,421,454       3,042,177
Less accumulated depreciation, depletion and
  valuation allowance...............................    (1,849,205)     (1,682,421)
                                                       -----------      ----------
                                                       $ 1,572,249       1,359,756
                                                       ===========      ==========

                             FOREST OIL CORPORATION

            THREE AND NINE MONTHS ENDED SEPTEMBER 30, 2001 AND 2000

                                  (UNAUDITED)

(2)  NET PROPERTY AND EQUIPMENT (CONTINUED)
    The Company uses the full cost method of accounting to report oil and gas operations. Accordingly, the cost to acquire, explore for and develop oil and gas properties is capitalized. Under full cost accounting rules, the net capitalized costs of oil and gas properties may not exceed a "ceiling limit" which is based upon the present value of estimated future net cash flows from proved reserves, discounted at 10%, plus the lower of cost or fair market value of unproved properties. If net capitalized costs of oil and gas properties exceed the ceiling limit, the amount of the excess must be charged to earnings. This is called a "ceiling limitation writedown." This charge does not impact cash flow from operating activities, but does reduce shareholders' equity. The risk that Forest will be required to write down the carrying value of its oil and gas properties increases when oil and gas prices are low or volatile. In addition, writedowns may occur if Forest experiences substantial downward adjustments to estimated proved reserves.

    Based on oil and gas prices in effect on September 30, 2001 ($1.83 per MMBTU for gas and $23.43 per barrel for oil in the United States and $1.97 (CDN) per MMBTU for gas and $31.75 (CDN) per barrel for oil in Canada), the net capitalized costs of the Company's oil and gas properties in both the United States and Canada exceeded the cost center ceiling from its proved oil and gas reserves. However, the Company was not required to record a writedown of oil and gas properties because oil and gas prices increased sufficiently after September 30, 2001 such that the net capitalized costs did not exceed the cost center ceiling.

    Because of the volatility of oil and gas prices and, in particular, the recent relatively low prices for oil and gas, the Company cannot assure you that it will not experience ceiling limitation writedowns in the future. If, for purposes of determining the present value of estimated future net cash flows from proved reserves in the United States at September 30, 2001, the Company had used prices of $1.83 per MMBTU for gas and $23.43 per barrel for oil, there would have been a ceiling limitation writedown of approximately $172,000,000 ($278,000,000, pre-tax) in the United States in the third quarter of 2001. As recently as October 30, 2001, relevant benchmark prices in the United States were $3.10 per MMBTU for gas (Henry Hub Midpoint) and $21.88 per barrel for oil (West Texas Intermediate Cushing). If, for purposes of determining the present value of estimated future net cash flows from proved reserves in Canada at September 30, 2001, the Company had used prices of $1.97 (CDN) per MMBTU for gas and $31.75 (CDN) per barrel for oil, there would have been a ceiling limitation writedown of approximately $29,000,000 CDN ($49,000,000 CDN, pre-tax) in Canada in the third quarter of 2001. As recently as October 30, 2001, relevant benchmark prices in Canada were $3.94 (CDN) per MMBTU for gas (Alberta N.I.T.
gas) and $34.13 (CDN) per barrel for oil (Edmonton Par Oil).

                             FOREST OIL CORPORATION

            THREE AND NINE MONTHS ENDED SEPTEMBER 30, 2001 AND 2000

                                  (UNAUDITED)

(3)  GOODWILL AND OTHER INTANGIBLE ASSETS

    Goodwill and other intangible assets recorded in the acquisition of Producers Marketing Ltd. (ProMark), the Company's Canadian gas marketing subsidiary, consist of the following:

                                                      SEPTEMBER 30,   DECEMBER 31,
                                                          2001            2000
                                                      -------------   ------------
                                                             (IN THOUSANDS)
Goodwill............................................    $ 14,518         15,295
Gas marketing contracts.............................      12,666         13,344
                                                        --------         ------
                                                          27,184         28,639
Less accumulated amortization.......................     (10,095)        (9,227)
                                                        --------         ------
                                                        $ 17,089         19,412
                                                        ========         ======

    Goodwill is being amortized on a straight line basis over 20 years. The amount attributed to the value of gas marketing contracts acquired is being amortized on a straight line basis over the average life of such contracts of 12 years.

(4)  LONG-TERM DEBT

    Components of long-term debt are as follows:

                                                      SEPTEMBER 30,    DECEMBER 31,
                                                           2001            2000
                                                      --------------   -------------
                                                              (IN THOUSANDS)
U.S. Credit Facility................................     $226,000         305,000
Canadan Credit Facility.............................        6,333          28,690
8% Senior Notes.....................................      200,000              --
8 3/4% Senior Subordinated Notes....................      127,129         192,382
10 1/2% Senior Subordinated Notes...................       96,286          96,162
                                                         --------         -------
                                                         $655,748         622,234
                                                         ========         =======

    In June 2001, the Company issued $200,000,000 of 8% Senior Notes due 2008. The net proceeds were used to repay a portion of the Company's U.S. credit facility.

    In October 2001, Forest issued an additional $65,000,000 principal amount of 8% Senior Notes at 99% of par. The net proceeds were initially used to repay a portion of the Company's U.S. credit facility. Subsequently, borrowings were made under this facility to repurchase approximately $58 million of 8 3/4% Senior Subordinated Notes.

    The 8 3/4% Senior Subordinated Notes (the 8 3/4% Notes) were issued by Forest's wholly owned subsidiary, Canadian Forest Oil Ltd. (Canadian Forest), and are guaranteed on a senior subordinated basis by Forest. Forest is required to recognize foreign currency translation gains or losses related to the 8 3/4% Notes because the debt is denominated in U.S. dollars and the functional currency of Canadian Forest is the Canadian dollar. As a result of the change in the value of the Canadian dollar relative to the U.S. dollar during the third quarter and first nine months of 2001, Forest reported

                             FOREST OIL CORPORATION

            THREE AND NINE MONTHS ENDED SEPTEMBER 30, 2001 AND 2000

                                  (UNAUDITED)

(4)  LONG-TERM DEBT (CONTINUED)
noncash translation losses of approximately $5,465,000 and $7,766,000, respectively, compared to noncash translation losses of $2,824,000 and $7,638,000 in the third quarter and first nine months of 2000.

(5)  EARNINGS PER SHARE

    Basic earnings per share is computed by dividing net earnings attributable to common stock by the weighted average number of common shares outstanding during each period, excluding treasury shares. Net earnings attributable to common stock represents net earnings less preferred stock dividends of $1,460,000 and $3,031,000 in the third quarter and first nine months of 2000, respectively.

    Diluted earnings per share is computed by adjusting the average number of common shares outstanding for the dilutive effect, if any, of convertible preferred stock, stock options and warrants. The effect of potentially dilutive securities is based on earnings before extraordinary items.

    The following sets forth the calculation of basic and diluted earnings per share:

                                                            THREE MONTHS ENDED     NINE MONTHS ENDED
                                                               SEPTEMBER 30,         SEPTEMBER 30,
                                                            -------------------   -------------------
                                                            2001(1)    2000(2)    2001(3)    2000(4)
                                                            --------   --------   --------   --------
                                                             (IN THOUSANDS EXCEPT PER SHARE AMOUNTS)
Earnings before extraordinary loss........................  $ 2,367     33,794    135,831     75,068
Less: preferred stock dividends...........................       --     (1,460)        --     (3,031)
                                                            -------     ------    -------     ------
Earnings before extraordinary loss available to common
  stockholders............................................  $ 2,367     32,334    135,831     72,037
                                                            =======     ======    =======     ======
Weighted average common shares outstanding during the
  period..................................................   47,182     46,136     47,989     46,150
  Add dilutive effects of employee stock options..........      513      1,006        803        675
  Add dilutive effects of warrants........................      781        866        931        510
                                                            -------     ------    -------     ------
Weighted average common shares outstanding including the
  effects of dilutive securities..........................   48,476     48,008     49,722     47,335
                                                            =======     ======    =======     ======
Basic earnings per share before extraordinary item........  $   .05        .70       2.83       1.56
                                                            =======     ======    =======     ======
Diluted earnings per share before extraordinary item......  $   .05        .67       2.73       1.52
                                                            =======     ======    =======     ======

------------------------

(1) At September 30, 2001, options to purchase 2,009,820 shares of common stock at prices ranging from $27.02 to $50.00 per share were outstanding, but were not included in the computation of diluted earnings per share because the exercise prices of these options were greater than the average market price of the common stock during the period. These options expire at various dates from 2002 through 2011.

(2) At September 30, 2000, options to purchase 282,000 shares of common stock at prices ranging from $29.50 to $50.00 per share were outstanding, but were not included in the computation of diluted earnings per share because the exercise prices of these options were greater than the

                             FOREST OIL CORPORATION

            THREE AND NINE MONTHS ENDED SEPTEMBER 30, 2001 AND 2000

                                  (UNAUDITED)

(5)  EARNINGS PER SHARE (CONTINUED)
    average market price of the common stock during the period. These options expire at various dates from 2002 through 2010.

(3) At September 30, 2001, options to purchase 345,250 shares of common stock at prices ranging from $30.75 to $50.00 were outstanding, but were not included in the computation of diluted earnings per share because the exercise prices of these options were greater than the average market price of the common stock during the period. These options expire at various dates from 2003 to 2011.

(4) At September 30, 2000, options to purchase 604,850 shares of common stock at prices ranging from $25.25 to $50.00 were outstanding, but were not included in the computation of diluted earnings per share because the exercise prices of these options were greater than the average market price of the common stock during the period. These options expire at various dates from 2002 to 2010.

(6)  FINANCIAL INSTRUMENTS

    Forest periodically hedges a portion of its oil and gas production through swap and collar agreements. The purpose of the hedges is to provide a measure of stability in the volatile environment of oil and gas prices and to manage the exposure to commodity price risk. Through December 31, 2000, gains and losses from these financial instruments have been recognized in revenues in the periods to which the derivative financial instruments relate.

    Effective January 1, 2001, the Company adopted Statement of Financial Accounting Standards No. 133, "Accounting for Derivative Instruments and Hedging Activities," as amended by SFAS No. 137 and No. 138. SFAS No. 133 establishes accounting and reporting standards for derivative instruments, including certain derivative instruments embedded in other contracts and hedging activities. It requires the recognition of all derivative instruments as assets or liabilities in the balance sheet and measurement of those instruments at fair value. The accounting treatment of the changes in fair value is dependent upon whether or not a derivative instrument is designated as a hedge and if so, the type of hedge. For derivatives designated as cash flow hedges, changes in fair value, to the extent the hedge is effective, are recognized in other comprehensive income until the hedged item is recognized in earnings.

    Adoption of SFAS No. 133 at January 1, 2001 resulted in the recognition of a liability of approximately $52,700,000 (of which $10,900,000 was classified as current) and a deferred tax asset of approximately $20,000,000 (of which $4,200,000 was classified as current) and a corresponding reduction in other comprehensive income of approximately $32,700,000. The cumulative effect of the accounting change did not have any effect on the Company's net earnings or earnings per share. Amounts were determined as of January 1, 2001 based on estimated market values, the Company's portfolio of derivative instruments, and the Company's measurement of hedge effectiveness.

    In a typical swap agreement, Forest receives the difference between a fixed price per unit of production and a price based on an agreed upon third-party index if the index price is lower. If the index price is higher, Forest pays the difference. By entering into swap agreements the Company

                             FOREST OIL CORPORATION

            THREE AND NINE MONTHS ENDED SEPTEMBER 30, 2001 AND 2000

                                  (UNAUDITED)

(6)  FINANCIAL INSTRUMENTS (CONTINUED)
effectively fixes the price that it will receive in the future for the hedged production. Forest's current swaps are settled in cash on a monthly basis. Forest enters into swap agreements when prices are less volatile or when collar arrangements are not attractively priced. As of September 30, 2001, Forest had the following swaps in place:

                                            NATURAL GAS                   OIL
                                      -----------------------   -----------------------
                                                   AVERAGE                   AVERAGE
                                       BBTU'S    HEDGED PRICE   BARRELS    HEDGED PRICE
                                      PER DAY     PER MMBTU     PER DAY     PER BARREL
                                      --------   ------------   --------   ------------
2001................................    38.1         $3.17       2,000        $26.71
2002................................    57.8         $3.46       3,996        $24.85

    Forest also enters into collar agreements with third parties. A collar agreement is similar to a swap agreement, except that the Company receives the difference between the floor price and the index price only if the index price is below the floor price, and the Company pays the difference only if the index price is above the ceiling price. Collars are settled in cash, either on a monthly basis or at the end of their terms. By entering into collars the Company effectively provides a floor for the price that it will receive for the related production; however, the collar also establishes a maximum price that the Company will receive for the related production if prices increase above the ceiling price.

    The Company enters into collars during periods of volatile commodity prices in order to protect against a significant decline in prices in exchange for forgoing the benefit of price increases in excess of the ceiling price on the hedged production. As of September 30, 2001, the Company had the following collars in place:

                                                       NATURAL GAS
                                      ----------------------------------------------
                                      AVERAGE FLOOR   AVERAGE CEILING
                                          PRICE            PRICE         BBTU'S PER
                                        PER MMBTU        PER MMBTU          DAY
                                      -------------   ---------------   ------------
2001................................      $4.36            $6.45            73.6
2002................................      $4.00            $8.05             2.5

                                                              OIL
                                       -------------------------------------------------
                                       AVERAGE FLOOR   AVERAGE CEILING
                                           PRICE            PRICE
                                          PER BBL          PER BBL       BARRELS PER DAY
                                       -------------   ---------------   ---------------
2001.................................     $25.56            $29.91           10,500

    The Company also uses basis swaps in connection with natural gas swaps to fix the differential price between the NYMEX price and the index price at which the hedged gas is sold. At September 30, 2001 there were basis swaps in place with weighted average volumes of 125.1 BBTU's per day in 2001.

    The Company periodically assesses the estimated portion of its anticipated production that is subject to hedging arrangements, and adjusts this percentage based on assessment of market conditions and the availability of hedging arrangements that meet the Company's criteria. Hedging arrangements

                             FOREST OIL CORPORATION

            THREE AND NINE MONTHS ENDED SEPTEMBER 30, 2001 AND 2000

                                  (UNAUDITED)

(6)  FINANCIAL INSTRUMENTS (CONTINUED)
covered 49% and 48% of Forest's consolidated production, on an equivalent basis, during the third quarter and nine months ended September 30, 2001, respectively.

    As discussed above, on January 1, 2001, the Company began accounting for the energy swaps and collars, in accordance with SFAS No. 133. All of Forest's energy swap and collar agreements and a portion of Forest's basis swaps in place at January 1, 2001 have been designated as cash flow hedges. As a result, changes in the fair value of the cash flow hedges are recognized in other comprehensive income until the hedged item is recognized in earnings, and any change in fair value resulting from ineffectiveness is recognized immediately in earnings. Changes in the fair value of basis swaps not designated as cash flow hedges are recognized in other income. The increase in fair value of derivative financial instruments included in other comprehensive income during the third quarter and nine months ended September 30, 2001 was $14,308,000 and $30,774,000, respectively. The change in the time value of options and the ineffective portion of derivative financial instruments qualifying as cash flow hedges totaling $(75,000) and $2,407,000 were included in other income (expense) during the third quarter and nine months ended September 30, 2001, respectively. Also included in other income during the third quarter and nine months ended September 30, 2001 are net gains (losses) of $(8,806,000) and $2,298,000, respectively, on basis swaps and other instruments not designated as cash flow hedges.

    The Company expects to transfer approximately $30,774,000 ($19,080,000, net of tax) of the balance in accumulated other comprehensive income to earnings when the forecasted transactions actually occur. All forecasted transactions currently being hedged are expected to occur by December 2002.

    In connection with the issuance of $200,000,000 8% Senior Notes due 2008, the Company entered into an interest rate swap under which it will pay a variable rate based on six month LIBOR plus 195 basis points in exchange for a fixed rate of 8% on $100,000,000 over the term of the senior note issue.

                             FOREST OIL CORPORATION

            THREE AND NINE MONTHS ENDED SEPTEMBER 30, 2001 AND 2000

                                  (UNAUDITED)

(7)  BUSINESS AND GEOGRAPHICAL SEGMENTS

    Segment information has been prepared in accordance with Statement of Financial Accounting Standards No. 131, Disclosures About Segments of an Enterprise and Related Information (Statement No. 131). Forest has six reportable segments: oil and gas operations in the Gulf Coast Offshore Region, Gulf Coast Onshore Region, Western Region, Alaska and Canada, and marketing and processing operations in Canada. The segments were determined based upon the type of operations in each segment and the geographical location of each segment. The segment data presented below was prepared on the same basis as Forest's consolidated financial statements.

THREE MONTHS ENDED SEPTEMBER 30, 2001

                                                                                                           MARKETING
                             GULF COAST REGION                                                                AND
                            -------------------   WESTERN                 TOTAL                            PROCESSING     TOTAL
                            OFFSHORE   ONSHORE     REGION     ALASKA      U.S.       CANADA      TOTAL       CANADA      COMPANY
                            --------   --------   --------   --------   ---------   --------   ---------   ----------   ---------
                                                                       (IN THOUSANDS)
Revenue...................  $83,782     12,769     15,178     23,098      134,827    11,304      146,131     54,982       201,113
Marketing and processing
  expense.................       --        333         --         --          333        --          333     54,161        54,494
Oil and gas production
  expense.................   22,804      4,938      6,888     13,019       47,649     4,785       52,434         --        52,434
General and administrative
  expense.................    3,570        744        948      1,281        6,543       892        7,435        315         7,750
Depreciation and depletion
  expense.................   42,081      3,530      3,345      5,580       54,536     4,036       58,572        463        59,035
                            --------   -------    -------    -------    ---------   -------    ---------     ------     ---------
Earnings from
  operations..............  $15,327      3,224      3,997      3,218       25,766     1,591       27,357         43        27,400
                            ========   =======    =======    =======    =========   =======    =========     ======     =========
Capital expenditures......  $102,157    15,603     19,193     21,824      158,777    15,246      174,023         --       174,023
                            ========   =======    =======    =======    =========   =======    =========     ======     =========
Property and equipment,
  net.....................  $626,195   271,109    201,108    176,056    1,274,468   223,828    1,498,296         --     1,498,296
                            ========   =======    =======    =======    =========   =======    =========     ======     =========

    Information for Forest's reportable segments relates to the Company's September 30, 2001 consolidated totals as follows:

                                                              (IN THOUSANDS)
                                                              --------------
EARNINGS BEFORE INCOME TAXES AND EXTRAORDINARY ITEM:
Earnings from operations for reportable segments............    $   27,400
Administrative asset depreciation...........................        (1,346)
Other expense, net..........................................          (685)
Merger and seismic licensing expense........................        (3,763)
Interest expense............................................       (12,270)
Translation loss on subordinated debt.......................        (5,465)
Realized gain on derivative instruments, net................        11,826
Unrealized loss on derivative instruments, net..............        (8,881)
                                                                ----------
Earnings before income taxes and extraordinary item.........    $    6,816
                                                                ==========

CAPITAL EXPENDITURES:
Reportable segments.........................................    $  174,023
International interests.....................................         3,431
Administrative assets and other.............................           623
                                                                ----------
Total capital expenditures..................................    $  178,077
                                                                ==========

PROPERTY AND EQUIPMENT, NET:
Reportable segments.........................................    $1,498,296
International interests.....................................        68,694
Administrative assets, net and other........................         5,259
                                                                ----------
Total property and equipment, net...........................    $1,572,249
                                                                ==========

                             FOREST OIL CORPORATION

            THREE AND NINE MONTHS ENDED SEPTEMBER 30, 2001 AND 2000

                                  (UNAUDITED)

(7)  BUSINESS AND GEOGRAPHICAL SEGMENTS (CONTINUED)
THREE MONTHS ENDED SEPTEMBER 30, 2000

                                                                                                           MARKETING
                             GULF COAST REGION                                                                AND
                            -------------------   WESTERN                 TOTAL                            PROCESSING     TOTAL
                            OFFSHORE   ONSHORE     REGION     ALASKA      U.S.       CANADA      TOTAL       CANADA      COMPANY
                            --------   --------   --------   --------   ---------   --------   ---------   ----------   ---------
                                                                       (IN THOUSANDS)
Revenue...................  $92,274     12,630     24,848     17,649      147,401    15,460      162,861     67,624       230,485
Marketing and processing
  expense.................       --        237         --         --          237        --          237     66,925        67,162
Oil and gas production
  expense.................   17,540      2,343      5,279      6,615       31,777     3,540       35,317         --        35,317
General and administrative
  expense.................    3,267      1,024      1,400        567        6,258     1,090        7,348        304         7,652
Depreciation and depletion
  expense.................   30,386      5,100      7,433      4,644       47,563     4,574       52,137        815        52,952
                            --------   -------    -------    -------    ---------   -------    ---------     ------     ---------
Earnings (loss) from
  operations..............  $41,081      3,926     10,736      5,823       61,566     6,256       67,822       (420)       67,402
                            ========   =======    =======    =======    =========   =======    =========     ======     =========
Capital expenditures......  $68,463        264      7,248     20,581       96,556    12,165      108,721         --       108,721
                            ========   =======    =======    =======    =========   =======    =========     ======     =========
Property and equipment,
  net.....................  $496,545   261,180    204,542    124,254    1,086,251   192,848    1,279,369         --     1,279,369
                            ========   =======    =======    =======    =========   =======    =========     ======     =========

    Information for Forest's reportable segments relates to the Company's September 30, 2000 consolidated totals as follows:

                                                              (IN THOUSANDS)
                                                              --------------
EARNINGS BEFORE INCOME TAXES AND EXTRAORDINARY ITEM:
Earnings from operations for reportable segments............    $   67,402
Administrative asset depreciation...........................           (77)
Other expense, net..........................................           (46)
Interest expense............................................       (14,411)
Translation loss on subordinated debt.......................        (2,824)
                                                                ----------
Earnings before income taxes and extraordinary item.........    $   50,044
                                                                ==========

CAPITAL EXPENDITURES:
Reportable segments.........................................    $  108,721
International interests.....................................         5,926
Administrative assets and other.............................           515
                                                                ----------
Total capital expenditures..................................    $  115,162
                                                                ==========

PROPERTY AND EQUIPMENT, NET:
Reportable segments.........................................    $1,279,369
International interests.....................................        32,656
Administrative assets, net and other........................         7,638
                                                                ----------
Total property and equipment, net...........................    $1,319,663
                                                                ==========

                             FOREST OIL CORPORATION

            THREE AND NINE MONTHS ENDED SEPTEMBER 30, 2001 AND 2000

                                  (UNAUDITED)

(7)  BUSINESS AND GEOGRAPHICAL SEGMENTS (CONTINUED)
NINE MONTHS ENDED SEPTEMBER 30, 2001

                                                                                                           MARKETING
                             GULF COAST REGION                                                                AND
                            -------------------   WESTERN                 TOTAL                            PROCESSING     TOTAL
                            OFFSHORE   ONSHORE     REGION     ALASKA      U.S.       CANADA      TOTAL       CANADA      COMPANY
                            --------   --------   --------   --------   ---------   --------   ---------   ----------   ---------
                                                                       (IN THOUSANDS)
Revenue...................  $366,995    53,440     66,660     57,335      544,430    47,074      591,504    253,156       844,660
Marketing and processing
  expense.................       --      1,070         --         --        1,070        --        1,070    250,371       251,441
Oil and gas production
  expense.................   64,580     13,949     18,553     26,937      124,019    12,586      136,605         --       136,605
General and administrative
  expense.................    9,116      2,082      2,797      3,299       17,294     2,705       19,999      1,033        21,032
Depreciation and depletion
  expense.................  120,219     11,232     12,310     12,885      156,646    13,098      169,744      1,405       171,149
                            --------   -------    -------    -------    ---------   -------    ---------    -------     ---------
Earnings from
  operations..............  $173,080    25,107     33,000     14,214      245,401    18,685      264,086        347       264,433
                            ========   =======    =======    =======    =========   =======    =========    =======     =========
Capital expenditures......  $237,010    28,243     29,861     56,420      351,534    46,468      398,002         --       398,002
                            ========   =======    =======    =======    =========   =======    =========    =======     =========
Property and equipment,
  net.....................  $626,195   271,109    201,108    176,056    1,274,468   223,828    1,498,296         --     1,498,296
                            ========   =======    =======    =======    =========   =======    =========    =======     =========

    Information for Forest's reportable segments relates to the Company's September 30, 2001 consolidated totals as follows:

                                                              (IN THOUSANDS)
                                                              --------------
EARNINGS BEFORE INCOME TAXES AND EXTRAORDINARY ITEM:
Earnings from operations for reportable segments............    $  264,433
Administrative asset depreciation...........................        (3,172)
Other expense, net..........................................        (1,868)
Merger and seismic licensing expense........................        (8,261)
Interest expense............................................       (37,763)
Translation loss on subordinated debt.......................        (7,766)
Realized gain on derivative instruments, net................        11,826
Unrealized gain on derivative instruments, net..............         4,705
                                                                ----------
Earnings before income taxes and extraordinary item.........    $  222,134
                                                                ==========

CAPITAL EXPENDITURES:
Reportable segments.........................................    $  398,002
International interests.....................................        30,332
Administrative assets and other.............................         3,058
                                                                ----------
Total capital expenditures..................................    $  431,392
                                                                ==========

PROPERTY AND EQUIPMENT, NET:
Reportable segments.........................................    $1,498,296
International interests.....................................        68,694
Administrative assets, net and other........................         5,259
                                                                ----------
Total property and equipment, net...........................    $1,572,249
                                                                ==========

                             FOREST OIL CORPORATION

            THREE AND NINE MONTHS ENDED SEPTEMBER 30, 2001 AND 2000

                                  (UNAUDITED)

(7)  BUSINESS AND GEOGRAPHICAL SEGMENTS (CONTINUED)
NINE MONTHS ENDED SEPTEMBER 30, 2000

                                                                                                           MARKETING
                             GULF COAST REGION                                                                AND
                            -------------------   WESTERN                 TOTAL                            PROCESSING     TOTAL
                            OFFSHORE   ONSHORE     REGION     ALASKA      U.S.       CANADA      TOTAL       CANADA      COMPANY
                            --------   --------   --------   --------   ---------   --------   ---------   ----------   ---------
                                                                       (IN THOUSANDS)
Revenue...................  $240,762    36,797     67,559     47,463      392,581    42,347      434,928    169,849       604,777
Marketing and processing
  expense.................       --        664         --         --          664        --          664    167,618       168,282
Oil and gas production
  expense.................   47,615      8,891     19,304     16,184       91,994     9,073      101,067         --       101,067
General and administrative
  expense.................   11,689      3,085      4,289      2,507       21,570     3,074       24,644      1,073        25,717
Depreciation and depletion
  expense.................   86,967     15,904     20,282     14,594      137,747    13,387      151,134      1,801       152,935
                            --------   -------    -------    -------    ---------   -------    ---------    -------     ---------
Earnings (loss) from
  operations..............  $94,491      8,253     23,684     14,178      140,606    16,813      157,419       (643)      156,776
                            ========   =======    =======    =======    =========   =======    =========    =======     =========
Capital expenditures......  $164,353     5,450     17,432     41,948      229,183    36,622      265,805         --       265,805
                            ========   =======    =======    =======    =========   =======    =========    =======     =========
Property and equipment,
  net.....................  $496,545   261,180    204,542    124,254    1,086,521   192,848    1,279,369         --     1,279,369
                            ========   =======    =======    =======    =========   =======    =========    =======     =========

    Information for Forest's reportable segments relates to the Company's September 30, 2000 consolidated totals as follows:

                                                              (IN THOUSANDS)
                                                              --------------
EARNINGS BEFORE INCOME TAXES AND EXTRAORDINARY ITEM:
Earnings from operations for reportable segments............    $  156,776
Administrative asset depreciation...........................          (803)
Other income, net...........................................         2,000
Interest expense............................................       (42,659)
Translation loss on subordinated debt.......................        (7,638)
                                                                ----------
Earnings before income taxes and extraordinary item.........    $  107,676
                                                                ==========

CAPITAL EXPENDITURES:
Reportable segments.........................................    $  265,805
International interests.....................................        10,657
Administrative assets and other.............................         1,233
                                                                ----------
Total capital expenditures..................................    $  277,695
                                                                ==========

PROPERTY AND EQUIPMENT, NET:
Reportable segments.........................................    $1,279,369
International interests.....................................        32,656
Administrative assets, net and other........................         7,638
                                                                ----------
Total property and equipment, net...........................    $1,319,663
                                                                ==========

                             FOREST OIL CORPORATION

            THREE AND NINE MONTHS ENDED SEPTEMBER 30, 2001 AND 2000

                                  (UNAUDITED)

(8)  SUPPLEMENTAL GUARANTOR INFORMATION

    Canadian Forest is the issuer of the 8 3/4% Notes (see Note 4). The 8 3/4% Notes are unconditionally guaranteed on a senior subordinated basis by Forest. The indenture executed in connection with the 8 3/4% Notes does not place significant restrictions on a subsidiary's ability to make distributions to the parent.

    The Company has not presented separate financial statements and other disclosures concerning Canadian Forest or ProMark because management has determined that such information is not material to holders of the 8 3/4% Notes; however, the following condensed consolidating financial information is being provided as of September 30, 2001 and December 31, 2000 and for the three and nine months ended September 30, 2001 and 2000. Investments in subsidiaries are accounted for on the cost basis. Earnings or losses of subsidiaries are therefore not reflected in the related investment accounts. The principal eliminating entries eliminate investments in subsidiaries and intercompany balances.

                             FOREST OIL CORPORATION

            THREE AND NINE MONTHS ENDED SEPTEMBER 30, 2001 AND 2000

                                  (UNAUDITED)

(8)  SUPPLEMENTAL GUARANTOR INFORMATION (CONTINUED)
SUPPLEMENTAL CONDENSED CONSOLIDATING BALANCE SHEETS
SEPTEMBER 30, 2001

                                                        CANADIAN    PRODUCERS                 CONSOLIDATED
                                         FOREST OIL    FOREST OIL   MARKETING   ELIMINATING    FOREST OIL
                                         CORPORATION      LTD.        LTD.        ENTRIES     CORPORATION
                                         -----------   ----------   ---------   -----------   ------------
                                                                  (IN THOUSANDS)
                                                  ASSETS

Current assets:
  Cash and cash equivalents............  $    4,500           70        (70)            --          4,500
  Accounts receivable..................     139,396        9,444     20,381             --        169,221
  Derivative instruments...............      34,237           --         --             --         34,237
  Other current assets.................      33,751          772                        --         34,523
                                         ----------      -------     ------       --------      ---------
    Total current assets...............     211,884       10,286     20,311             --        242,481

Net property and equipment, at cost,
  full cost method.....................   1,353,063      219,164         22             --      1,572,249
Deferred income taxes..................      46,922           --         --             --         46,922
Goodwill and other intangible assets,
  net..................................          --           --     17,089             --         17,089
Intercompany investments...............     148,046       25,713         --       (173,759)            --
Other assets...........................      18,649        1,759         --             --         20,408
                                         ----------      -------     ------       --------      ---------
                                         $1,778,564      256,922     37,422       (173,759)     1,899,149
                                         ==========      =======     ======       ========      =========

                                   LIABILITIES AND SHAREHOLDERS' EQUITY

Current liabilities:
  Accounts payable.....................  $  168,391       18,573     16,102             --        203,066
  Accrued interest.....................       6,350          492         --             --          6,842
  Current portion of deferred tax
    liability..........................      10,534           --         --             --         10,534
  Other current liabilities............      19,014          962         27             --         20,003
                                         ----------      -------     ------       --------      ---------
    Total current liabilities..........     204,289       20,027     16,129             --        240,445

Long-term debt.........................     522,286      133,462         --             --        655,748
Other liabilities......................      15,646         (118)        --             --         15,528
Deferred income taxes..................          --       28,023     (9,917)            --         18,106

Shareholders' equity:
  Common stock.........................       4,882      148,046     25,265       (173,311)         4,882
  Capital surplus......................   1,152,982           --         --             --      1,152,982
  Accumulated deficit..................     (77,155)     (69,249)    10,251             --       (136,153)
  Accumulated other comprehensive
    loss...............................      11,354       (3,269)    (4,306)            --          3,779
  Treasury stock, at cost..............     (55,720)          --         --           (448)       (56,168)
                                         ----------      -------     ------       --------      ---------
    Total shareholders' equity.........   1,036,343       75,528     31,210       (173,759)       969,322
                                         ----------      -------     ------       --------      ---------
                                         $1,778,564      256,922     37,422       (173,759)     1,899,149
                                         ==========      =======     ======       ========      =========

                             FOREST OIL CORPORATION

            THREE AND NINE MONTHS ENDED SEPTEMBER 30, 2001 AND 2000

                                  (UNAUDITED)

(8)  SUPPLEMENTAL GUARANTOR INFORMATION (CONTINUED)
SUPPLEMENTAL CONDENSED CONSOLIDATING STATEMENTS OF OPERATIONS
THREE MONTHS ENDED SEPTEMBER 30, 2001

                                                                   CANADIAN    PRODUCERS   CONSOLIDATED
                                                    FOREST OIL    FOREST OIL   MARKETING    FOREST OIL
                                                    CORPORATION      LTD.        LTD.      CORPORATION
                                                    -----------   ----------   ---------   ------------
                                                                      (IN THOUSANDS)
Revenue:
  Marketing and processing........................   $    389           --      54,982         55,371
  Oil and gas sales:
    Gas...........................................     77,916        4,251          --         82,167
    Oil, condensate and natural gas liquids.......     56,688        6,887          --         63,575
                                                     --------       ------      ------        -------
  Total oil and gas sales.........................    134,604       11,138          --        145,742
                                                     --------       ------      ------        -------
      Total revenue...............................    134,993       11,138      54,982        201,113

Expenses:
  Marketing and processing........................        333           --      54,161         54,494
  Oil and gas production..........................     47,649        4,785          --         52,434
  General and administrative......................      6,543          867         340          7,750
  Merger and seismic licensing expense............      3,763           --          --          3,763
  Depreciation and depletion......................     55,337        4,581         463         60,381
                                                     --------       ------      ------        -------
      Total operating expenses....................    113,625       10,233      54,964        178,822
                                                     --------       ------      ------        -------
Earnings from operations..........................     21,368          905          18         22,291

Other income and expense:
  Other (income) expense, net.....................        683           17         (15)           685
  Interest expense................................      9,012        3,258          --         12,270
  Translation gain on subordinated debt...........         --        5,465          --          5,465
  Realized gain on derivative instruments, net....    (11,826)          --          --        (11,826)
  Unrealized loss on derivative instruments,
    net...........................................      8,881           --          --          8,881
                                                     --------       ------      ------        -------
      Total other income and expense..............      6,750        8,740         (15)        15,475
                                                     --------       ------      ------        -------
Earnings (loss) before income taxes and
  extraordinary item..............................     14,618       (7,835)         33          6,816

Income tax expense:
  Current.........................................        369          103          13            485
  Deferred........................................      3,602           86         276          3,964
                                                     --------       ------      ------        -------
                                                        3,971          189         289          4,449
                                                     --------       ------      ------        -------
Earnings (loss) before extraordinary item.........     10,647       (8,024)       (256)         2,367
Extraordinary loss on extinguishment of debt......         --         (827)         --           (827)
                                                     --------       ------      ------        -------
Net earnings (loss)...............................   $ 10,647       (8,851)       (256)         1,540
                                                     ========       ======      ======        =======

                             FOREST OIL CORPORATION

            THREE AND NINE MONTHS ENDED SEPTEMBER 30, 2001 AND 2000

                                  (UNAUDITED)

(8)  SUPPLEMENTAL GUARANTOR INFORMATION (CONTINUED)

SUPPLEMENTAL CONDENSED CONSOLIDATING STATEMENTS OF OPERATIONS
NINE MONTHS ENDED SEPTEMBER 30, 2001

                                                                   CANADIAN    PRODUCERS   CONSOLIDATED
                                                    FOREST OIL    FOREST OIL   MARKETING    FOREST OIL
                                                    CORPORATION      LTD.        LTD.      CORPORATION
                                                    -----------   ----------   ---------   ------------
                                                                      (IN THOUSANDS)
Revenue:
  Marketing and processing........................   $    785           --      253,156       253,941
  Oil and gas sales:
    Gas...........................................    374,689       23,086           --       397,775
    Oil, condensate and natural gas liquids.......    169,107       23,837           --       192,944
                                                     --------       ------      -------       -------
Total oil and gas sales...........................    543,796       46,923           --       590,719
                                                     --------       ------      -------       -------
      Total revenue...............................    544,581       46,923      253,156       844,660

Expenses:
  Marketing and processing........................      1,070           --      250,371       251,441
  Oil and gas production..........................    124,019       12,586           --       136,605
  General and administrative......................     17,294        2,680        1,058        21,032
  Merger and seismic licensing expense............      8,261           --           --         8,261
  Depreciation and depletion......................    158,187       14,729        1,405       174,321
                                                     --------       ------      -------       -------
      Total operating expenses....................    308,831       29,995      252,834       591,660
                                                     --------       ------      -------       -------
Earnings from operations..........................    235,750       16,928          322       253,000

Other income and expense:
  Other (income) expense, net.....................      1,700          241          (73)        1,868
  Interest expense................................     25,239       12,524           --        37,763
  Translation loss on subordinated debt...........         --        7,766           --         7,766
  Realized gain on derivative instruments, net....    (11,826)          --           --       (11,826)
  Unrealized gain on derivative instruments,
    net...........................................     (4,705)          --           --        (4,705)
                                                     --------       ------      -------       -------
      Total other income and expense..............     10,408       20,531          (73)       30,866
                                                     --------       ------      -------       -------
Earnings (loss) before income taxes and
  extraordinary item..............................    225,342       (3,603)         395       222,134

Income tax expense:
  Current.........................................      2,462          225           34         2,721
  Deferred........................................     79,387        3,238          957        83,582
                                                     --------       ------      -------       -------
                                                       81,849        3,463          991        86,303
                                                     --------       ------      -------       -------
Earnings (loss) before extraordinary item.........    143,493       (7,066)        (596)      135,831
Extraordinary loss on extinguishment of debt......         --       (2,417)          --        (2,417)
                                                     --------       ------      -------       -------
Net earnings (loss)...............................   $143,493       (9,483)        (596)      133,414
                                                     ========       ======      =======       =======

                             FOREST OIL CORPORATION

            THREE AND NINE MONTHS ENDED SEPTEMBER 30, 2001 AND 2000

                                  (UNAUDITED)

(8)  SUPPLEMENTAL GUARANTOR INFORMATION (CONTINUED)
SUPPLEMENTAL CONDENSED CONSOLIDATING STATEMENTS OF CASH FLOWS
NINE MONTHS ENDED SEPTEMBER 30, 2001

                                                                         CANADIAN    PRODUCERS   CONSOLIDATED
                                                          FOREST OIL    FOREST OIL   MARKETING    FOREST OIL
                                                          CORPORATION      LTD.        LTD.      CORPORATION
                                                          -----------   ----------   ---------   ------------
                                                                            (IN THOUSANDS)
Cash flow from operating activities:
Net earnings (loss) before extraordinary item...........   $ 143,493       (7,066)       (596)      135,831
Adjustments to reconcile net earnings (loss) to net cash
  provided by operating activities:
  Depreciation and depletion............................     158,187       14,729       1,405       174,321
  Amortization of deferred debt costs...................         991          318          --         1,309
  Translation loss on subordinated notes................          --        7,766          --         7,766
  Unrealized gain on derivative instruments, net........      (4,705)          --          --        (4,705)
  Deferred income tax expense...........................      79,387        3,238         957        83,582
  Other, net............................................         (53)          (5)          4           (54)
  Decrease (increase) in accounts receivable............       2,509       (2,322)     31,689        31,876
  Decrease (increase) in other current assets...........     (11,367)        (135)        400       (11,102)
  Increase (decrease) in accounts payable...............      44,787       35,125     (33,832)       46,080
  Increase (decrease) in accrued interest and other
    current liabilities.................................     (19,684)     (35,954)         21       (55,617)
                                                           ---------      -------     -------      --------
    Net cash provided by operating activities...........     393,545       15,694          48       409,287

Cash flows from investing activities:
  Capital expenditures for property and equipment.......    (384,662)     (46,730)         --      (431,392)
  Proceeds from sale of assets..........................      31,681          165          --        31,846
  Increase in other assets, net.........................      (2,497)          --          --        (2,497)
                                                           ---------      -------     -------      --------
    Net cash used by investing activities...............    (355,478)     (46,565)         --      (402,043)

Cash flows from financing activities:
  Proceeds from bank borrowings.........................     675,000       12,986          --       687,986
  Repayments of bank borrowings.........................    (754,000)     (34,238)         --      (788,238)
  Issuance of 8% senior notes, net of issuance costs....     199,500           --          --       199,500
  Redemption of 8 3/4% senior subordinated notes........          --      (67,003)         --       (67,003)
  Proceeds from the exercise of options and warrants....       8,261           --          --         8,261
  Purchase of treasury stock............................     (55,720)          --          --       (55,720)
  Decrease in other liabilities, net....................      (1,160)         (42)         --        (1,202)
                                                           ---------      -------     -------      --------
    Net cash provided (used) by financing activities....      71,881      (88,297)         --       (16,416)

Intercompany advances, net..............................    (120,209)     120,209          --            --
Effect of exchange rate changes on cash.................         (17)        (312)         (2)         (331)
                                                           ---------      -------     -------      --------
Net increase (decrease) in cash and cash equivalents....     (10,278)         729          46        (9,503)
Cash and cash equivalents at beginning of year..........      14,778         (659)       (116)       14,003
                                                           ---------      -------     -------      --------
Cash and cash equivalents at end of year................   $   4,500           70         (70)        4,500
                                                           =========      =======     =======      ========

                             FOREST OIL CORPORATION

            THREE AND NINE MONTHS ENDED SEPTEMBER 30, 2001 AND 2000

                                  (UNAUDITED)

(8)  SUPPLEMENTAL GUARANTOR INFORMATION (CONTINUED)

SUPPLEMENTAL CONDENSED CONSOLIDATING BALANCE SHEETS
DECEMBER 31, 2000

                                                        CANADIAN    PRODUCERS                 CONSOLIDATED
                                         FOREST OIL    FOREST OIL   MARKETING   ELIMINATING    FOREST OIL
                                         CORPORATION      LTD.        LTD.        ENTRIES     CORPORATION
                                         -----------   ----------   ---------   -----------   ------------
                                                                  (IN THOUSANDS)
                                                  ASSETS

Current assets:
  Cash and cash equivalents............  $   14,778         (659)       (116)          --          14,003
  Accounts receivable..................     141,932        7,349      53,964           --         203,245
  Other current assets.................      20,039        1,106         435           --          21,580
                                         ----------      -------     -------      -------       ---------
    Total current assets...............     176,749        7,796      54,283           --         238,828

Net property and equipment, at cost,
  full cost method.....................   1,161,420      198,276          60           --       1,359,756
Deferred income taxes..................     119,300           --          --           --         119,300
Goodwill and other intangible assets,
  net..................................          --           --      19,412           --          19,412
Intercompany investments...............      27,840       25,713          --      (53,553)             --
Other assets...........................      12,096        2,986          --           --          15,082
                                         ----------      -------     -------      -------       ---------
                                         $1,497,405      234,771      73,755      (53,553)      1,752,378
                                         ==========      =======     =======      =======       =========

                                   LIABILITIES AND SHAREHOLDERS' EQUITY

Current liabilities:
  Accounts payable.....................  $  123,944       16,569      51,687           --         192,200
  Accrued interest.....................       6,393        5,043          --           --          11,436
  Other current liabilities............      35,443          852           6           --          36,301
                                         ----------      -------     -------      -------       ---------

    Total current liabilities..........     165,780       22,464      51,693           --         239,937

Long-term debt.........................     401,162      221,072          --           --         622,234
Other liabilities......................      16,458          (82)         --           --          16,376
Deferred income taxes..................          --       26,300     (11,435)          --          14,865

Shareholders' equity
  Common stock.........................       4,840       27,840      25,265      (53,105)          4,840
  Capital surplus......................   1,139,136           --          --           --       1,139,136
  Accumulated deficit..................    (220,648)     (59,766)     10,847           --        (269,567)
  Accumulated other comprehensive
    loss...............................      (6,505)      (3,057)     (2,615)          --         (12,177)
  Treasury stock, at cost..............      (2,818)          --          --         (448)         (3,266)
                                         ----------      -------     -------      -------       ---------
    Total shareholders' equity.........     914,005      (34,983)     33,497      (53,553)        858,966
                                         ----------      -------     -------      -------       ---------
                                         $1,497,405      234,771      73,755      (53,553)      1,752,378
                                         ==========      =======     =======      =======       =========

                             FOREST OIL CORPORATION

            THREE AND NINE MONTHS ENDED SEPTEMBER 30, 2001 AND 2000

                                  (UNAUDITED)

(8)  SUPPLEMENTAL GUARANTOR INFORMATION (CONTINUED)
SUPPLEMENTAL CONDENSED CONSOLIDATING STATEMENTS OF OPERATIONS
THREE MONTHS ENDED SEPTEMBER 30, 2000

                                                               CANADIAN    PRODUCERS                 CONSOLIDATED
                                                FOREST OIL    FOREST OIL   MARKETING   ELIMINATING    FOREST OIL
                                                CORPORATION      LTD.        LTD.        ENTRIES     CORPORATION
                                                -----------   ----------   ---------   -----------   ------------
                                                                         (IN THOUSANDS)
Revenue:
  Marketing and processing....................   $    (78)          --      67,624          --           67,546
  Oil and gas sales:
    Gas.......................................     83,883        8,506        (520)         --           91,869
    Oil, condensate and natural gas liquids...     60,066       10,484         520          --           71,070
                                                 --------       ------      ------         ---          -------
  Total oil and gas sales.....................    143,949       18,990          --          --          162,939
                                                 --------       ------      ------         ---          -------
      Total revenue...........................    143,871       18,990      67,624          --          230,485

Expenses:
  Marketing and processing....................        237           --      66,925          --           67,162
  Oil and gas production......................     31,777        3,540          --          --           35,317
  General and administrative..................      6,258        1,090         304          --            7,652
  Depreciation and depletion..................     47,892        4,650         487          --           53,029
                                                 --------       ------      ------         ---          -------
      Total operating expenses................     86,164        9,280      67,716          --          163,160
                                                 --------       ------      ------         ---          -------
Earnings (loss) from operations...............     57,707        9,710         (92)         --           67,325

Other income and expense:
  Other expense (income), net.................       (230)         317         (50)          9               46
  Interest expense............................      9,362        5,049           9          (9)          14,411
  Translation loss on subordinated debt.......         --        2,824          --          --            2,824
                                                 --------       ------      ------         ---          -------
      Total other income and expense..........      9,132        8,190         (41)         --           17,281
                                                 --------       ------      ------         ---          -------
Earnings (loss) before income taxes...........     48,575        1,520         (51)         --           50,044

Income tax expense (benefit):
  Current.....................................        143          149          33          --              325
  Deferred....................................     13,583        2,382         (40)         --           15,925
                                                 --------       ------      ------         ---          -------
                                                   13,726        2,531          (7)         --           16,250
                                                 --------       ------      ------         ---          -------
Net earnings (loss)...........................   $ 34,849       (1,011)        (44)         --           33,794
                                                 ========       ======      ======         ===          =======
Earnings (loss) attributable to common
  stock.......................................   $ 33,389       (1,011)        (44)         --           32,334
                                                 ========       ======      ======         ===          =======

                             FOREST OIL CORPORATION

            THREE AND NINE MONTHS ENDED SEPTEMBER 30, 2001 AND 2000

                                  (UNAUDITED)

(8)  SUPPLEMENTAL GUARANTOR INFORMATION (CONTINUED)

SUPPLEMENTAL CONDENSED CONSOLIDATING STATEMENTS OF OPERATIONS
NINE MONTHS ENDED SEPTEMBER 30, 2000

                                                         CANADIAN    PRODUCERS                 CONSOLIDATED
                                          FOREST OIL    FOREST OIL   MARKETING   ELIMINATING    FOREST OIL
                                          CORPORATION      LTD.        LTD.        ENTRIES     CORPORATION
                                          -----------   ----------   ---------   -----------   ------------
                                                                   (IN THOUSANDS)
Revenue:
  Marketing and processing..............   $    842            --     169,849          --         170,691
  Oil and gas sales:
    Gas.................................    221,523        20,747         474          --         242,744
    Oil, condensate and natural gas
      liquids...........................    163,046        27,776         520          --         191,342
                                           --------       -------     -------        ----         -------
  Total oil and gas sales...............    384,569        48,523         994          --         434,086
                                           --------       -------     -------        ----         -------
      Total revenue.....................    385,411        48,523     170,843          --         604,777

Expenses:
  Marketing and processing..............        664            --     167,618          --         168,282
  Oil and gas production................     91,994         8,997          76          --         101,067
  General and administrative............     21,570         3,074       1,073          --          25,717
  Depreciation and depletion............    138,675        13,262       1,801          --         153,738
                                           --------       -------     -------        ----         -------
      Total operating expenses..........    252,903        25,333     170,568          --         448,804
                                           --------       -------     -------        ----         -------
Earnings from operations................    132,508        23,190         275          --         155,973

Other income and expense:
  Other (income) expense, net...........     (2,022)       (5,530)      5,179         373          (2,000)
  Interest expense......................     27,364        15,295         373        (373)         42,659
  Translation loss on subordinated
    debt................................         --         7,638          --          --           7,638
                                           --------       -------     -------        ----         -------
      Total other income and expense....     25,342        17,403       5,552          --          48,297
                                           --------       -------     -------        ----         -------
Earnings (loss) before income taxes.....    107,166         5,787      (5,277)         --         107,676

Income tax expense (benefit):
  Current...............................        143           387         101          --             631
  Deferred..............................     28,221        23,139     (19,383)         --          31,977
                                           --------       -------     -------        ----         -------
                                             28,364        23,526     (19,282)         --          32,608
                                           --------       -------     -------        ----         -------
Net earnings (loss).....................   $ 78,802       (17,739)     14,005          --          75,068
                                           ========       =======     =======        ====         =======
Earnings (loss) attributable to common
  stock.................................   $ 75,771       (17,739)     14,005          --          72,037
                                           ========       =======     =======        ====         =======

                             FOREST OIL CORPORATION

            THREE AND NINE MONTHS ENDED SEPTEMBER 30, 2001 AND 2000

                                  (UNAUDITED)

(8)  SUPPLEMENTAL GUARANTOR INFORMATION (CONTINUED)
SUPPLEMENTAL CONDENSED CONSOLIDATING STATEMENTS OF CASH FLOWS
NINE MONTHS ENDED SEPTEMBER 30, 2000

                                                                         CANADIAN    PRODUCERS   CONSOLIDATED
                                                          FOREST OIL    FOREST OIL   MARKETING    FOREST OIL
                                                          CORPORATION      LTD.        LTD.      CORPORATION
                                                          -----------   ----------   ---------   ------------
                                                                            (IN THOUSANDS)
Cash flow from operating activities:
Net earnings (loss).....................................   $  78,802      (17,739)     14,005        75,068
Adjustments to reconcile net earnings (loss) to net cash
  provided by operating activities:
  Depreciation and depletion............................     138,675       13,262       1,801       153,738
  Amortization of deferred debt costs...................         817          297          --         1,114
  Translation loss on subordinated notes................          --        7,638          --         7,638
  Deferred income tax expense (benefit).................      28,221       23,139     (19,383)       31,977
  Stock and stock option compensation...................       2,570           --          --         2,570
  Other, net............................................        (701)        (293)          2          (992)
  Increase in accounts receivable.......................     (15,582)      (6,918)     (7,851)      (30,351)
  Decrease (increase) in other current assets...........     (34,368)       1,275       2,329       (30,764)
  Increase (decrease) in accounts payable...............     (13,691)      (9,566)     12,431       (10,826)
  Increase (decrease) in accrued interest and other
    current liabilities.................................     (20,555)       4,474           5       (16,076)
                                                           ---------      -------     -------      --------
    Net cash provided by operating activities before
      reorganization item...............................     164,188       15,569       3,339       183,096
  Decrease in accrued reorganization costs..............     (11,199)          --          --       (11,199)
                                                           ---------      -------     -------      --------
  Net cash provided by operating activities after
    reorganization item.................................     152,989       15,569       3,339       171,897

Cash flows from investing activities:
  Capital expenditures for property and equipment.......    (240,932)     (36,763)         --      (277,695)
  Proceeds from sale of assets..........................       6,862        1,715          --         8,577
  Increase in other assets, net.........................      (3,514))         --          --        (3,514)
                                                           ---------      -------     -------      --------
    Net cash used by investing activities...............    (237,584)     (35,048)         --      (272,632)

Cash flows from financing activities:
  Proceeds from bank borrowings.........................     234,657       12,250          --       246,907
  Repayments of bank borrowings.........................    (263,530)      (8,753)         --      (272,283)
  Proceeds from issuance of preferred stock.............      38,800           --          --        38,800
  Redemption of 8 3/4% Senior Secured Notes.............          --       (4,630)         --        (4,630)
  Proceeds from exercise of options.....................       6,291           --          --         6,291
  Purchase of treasury stock............................      (2,818)          --          --        (2,818)
  Decrease in other liabilities, net....................      (1,789)        (364)         --        (2,153)
                                                           ---------      -------     -------      --------
    Net cash provided (used) by financing activities....      11,611       (1,497)         --        10,114

Intercompany advances, net..............................     (20,429)      21,054        (625)           --
Effect of exchange rate changes on cash.................          28           23         (27)           24
                                                           ---------      -------     -------      --------
Net increase (decrease) in cash and cash equivalents....     (93,385)         101       2,687       (90,597)
Cash and cash equivalents at beginning of year..........     100,136         (343)       (132)       99,661
                                                           ---------      -------     -------      --------
Cash and cash equivalents at end of year................   $   6,751         (242)      2,555         9,064
                                                           =========      =======     =======      ========